Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is entered into as of October 23, 2025 by and among Smart Powerr Corp., a Nevada corporation (the “Company”), and the purchasers from time to time party hereto (each, a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and the Purchasers (the “Purchase Agreement”).

The Company and the Purchasers hereby agrees as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” means this Registration Rights Agreement, as the same may be amended, modified or supplemented in accordance with the terms hereof.

“Closing Date” shall have the meaning set forth in the Purchase Agreement.

“Common Stock” means the Company’s authorized common stock, as constituted on the date of this Agreement, any stock into which such Common Stock may thereafter be changed and any stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption, issued to the holders of shares of such Common Stock upon any re-classification thereof.

“Company” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Company Securities” means any securities proposed to be sold by the Company for its own account in a registered public offering.

“Effective Date” has the meaning assigned to it in Section 4(a) of this Agreement.

“Event Date” is defined in Section 2(d) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Forms” means registration statements under the Securities Act on Forms S-4 and S-8, or any successors thereto.

“Filing Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the 30th calendar day after the Closing Date and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Person” includes any natural person, corporation, trust, association, company, partnership, joint venture, limited liability company and other entity and any government, governmental agency, instrumentality or political subdivision.

“Purchase Agreement” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Purchaser” has the meaning assigned to it in the introductory paragraph of this Agreement.

The terms “register” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement on other than any of the Excluded Forms in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the Shares and Warrant Shares, provided that securities will crease to Registrable Securities at such time as they may be sold under Rule 144.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by this Agreement, including (in each case) the prospectus, amendments and supplements to any such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 144” is defined in Section 9 of this Agreement.

“SEC” means the Securities and Exchange Commission or any other governmental body at the time administering the Securities Act.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the Securities Act.

“Selling Expenses” means all selling commissions, finder’s fees and stock transfer taxes applicable to the Registrable Securities registered by the Purchasers and all fees and disbursements of counsel for the Purchasers.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2. Registration.

(a) On or prior to each Filing Deadline, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effective Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Purchasers. The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. (New York City time) on a Trading Day. The Company shall immediately notify the Purchasers via e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the SEC, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 a.m. (New York City time) on the Trading Day after the effective date of such Registration Statement, file a final prospectus with the SEC as required by Rule 424. Failure to so notify the Purchaser within one (1) Trading Day of such notification of effectiveness or failure to file a final prospectus as foresaid shall be deemed an Event under Section 2(d).

(b) Notwithstanding the registration obligations set forth in Section 2(a), if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Purchasers thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 or such other form available to register for resale the Registrable Securities as a secondary offering; with respect to filing on Form S-1 or other appropriate form, and subject to the provisions of Section 2(d) with respect to the payment of liquidated damages; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(c) Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(d), if the SEC or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Purchaser as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

a. First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities; and

b. Second, the Company shall reduce Registrable Securities represented by Shares and Warrant Shares (applied, in the case that some Shares and Warrant Shares may be registered, to the Purchasers on a pro rata basis based on the total number of unregistered Shares and Warrant Shares held by such Purchasers).

In the event of a cutback hereunder, the Company shall give the Purchaser at least five (5) Trading Days prior written notice along with the calculations as to such Purchaser’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(d) If: (i) the Initial Registration Statement is not filed on or prior to its Filing Date (if the Company files the Initial Registration Statement without affording the Purchasers the opportunity to review and comment on the same as required by Section 3(a) herein or the Company subsequently withdraws the filing of the Registration Statement, the Company shall be deemed to have not satisfied this clause (i) as of the Filing Date), or (ii) the Company fails to file with the SEC a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the SEC pursuant to the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Registration Statement to be declared effective, or (iv) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the SEC by the Effective Date of the Initial Registration Statement, or (v) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iii) the date which such ten (10) calendar day period is exceeded, and for purpose of clause (v) the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Purchasers may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Purchaser an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 12.0% multiplied by the aggregate amount paid by such Purchaser pursuant to the Purchase Agreement. The parties agree that the maximum aggregate liquidated damages payable to a Purchaser under this Agreement shall be 20.0% of the aggregate amount paid by such Purchaser pursuant to the Purchase Agreement. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchaser, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

(e) Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Purchaser or affiliate of a Purchaser as any underwriter without the prior written consent of such Purchaser.

3. Piggyback Registration.

(a) Each time the Company proposes for any reason to register any of its Common Stock under the Securities Act in connection with the proposed offer and sale of its Common Stock for money, either for its own account or on behalf of any other security holder (a “Proposed Registration”), other than pursuant to a registration statement on Excluded Forms, the Company shall promptly give written notice of such Proposed Registration to the Purchasers and shall offer the Purchasers the right to request inclusion of its Registrable Securities in the Proposed Registration.

(b) The Purchasers shall have 10 days from the receipt of such notice to deliver to the Company a written request specifying the number of Registrable Securities such Purchaser intends to sell in the Proposed Registration and the Purchaser’s intended method of disposition.

(c) In the event that the Proposed Registration by the Company is, in whole or in part, an underwritten public offering, the Company shall so advise the Purchasers as part of the written notice given pursuant to Section 3(a), and any request under Section 3(b) must specify that the Purchaser’s Registrable Securities be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration.

(d) Upon receipt of a written request pursuant to Section 3(b), the Company shall promptly use commercially reasonable efforts to cause all such Registrable Securities held by the Purchasers to be registered under the Securities Act (and included in any related qualifications under blue sky laws or other compliance), to the extent required to permit sale or disposition as set forth in the Proposed Registration.

(e) In the event that the offering is to be an underwritten offering, if any Purchaser proposes to distribute its Registrable Securities through such underwritten offering, then the Purchaser agrees to enter into an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company.

4. Obligations of the Company. If and whenever the Company is required by the provisions hereof to effect or cause the registration of any Registrable Securities under the Securities Act as provided herein, the Company shall:

(a) use commercially reasonable efforts to prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective within 90 days from the Closing Date with respect to a registration statement filed pursuant to Section 2 (or 120 days from the Closing Date if the SEC reviews the registration statement), or 90 days from the date the Purchaser exercises its rights under Section 3 (or 120 days from the date the Purchaser exercises such rights if the SEC reviews the registration statement) (the “Effective Date”) and to remain effective;

(b) use commercially reasonable efforts to prepare and file with the SEC such amendments to such registration statement (including post-effective amendments) and supplements to the prospectus included therein as may be necessary to keep such registration statement effective, subject to the qualifications in Section 5(a), and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Purchasers set forth in such registration statement;

(c) furnish to the Purchasers such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as each Purchaser may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Purchasers;

(d) use all commercially reasonable efforts to make such filings under the securities or blue sky laws of New York to enable the Purchasers to consummate the sales in such jurisdictions of the Registrable Securities owned by the Purchasers;

(e) notify the Purchasers at any time when a prospectus relating to their Registrable Securities is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in the related registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the Purchasers a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC;

(g) to use commercially reasonable efforts to cause Registrable Securities to be quoted on each trading market and/or in each quotation service on which the Common Stock of the Company is then quoted; and

(h) notify the Purchasers of any stop order threatened or issued by the SEC and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered.

5. Other Procedures.

(a) Subject to the remaining provisions of this Section 5(a) and the Company’s general obligation to use commercially reasonable efforts under Section 4, the Company shall be required to maintain the effectiveness of a registration statement until the earlier of (i) the sale of all Registrable Securities, or (ii) one year from the Effective Date. Provided, however, that the Company shall not be required to file any post-effective amendment to any registration statement or file any prospectus supplement under Rule 424(b)(3) of the Securities Act beginning six months from the Effective Date of this Agreement unless and until the Company fails to file with the SEC a Form 10-Q or Form 10-K within the time required by the rules of the SEC including Rule 12b-25 (or any successor rule). The Company shall have no liability to the Purchasers for delays in the Purchasers’ being able to sell the Registrable Securities (i) as long as the Company uses commercially reasonable efforts to file a registration statement, amendments to a registration statement, post-effective amendments to a registration statement or supplements to a prospectus contained in a registration statement (including any amendment or post effective amendments), (ii) where the required financial statements or auditor’s consents are unavailable or (iii) where the Company would be required to disclose information at a time when it has no duty to disclose such information under the Securities Act, the Exchange Act, or the rules and regulations of the SEC.

(b) In consideration of the Company’s obligations under this Agreement, each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e) herein, such Purchaser shall forthwith discontinue its sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Purchaser’s receipt of the copies of the supplemented or amended prospectus contemplated by said Section 4(e) and, if so directed by the Company, shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Purchaser’s possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(c) The Company’s obligation to include a Purchaser’s Registrable Securities in any registration statement or amendment including a post-effective amendment, shall be subject to such Purchaser furnishing to the Company in writing such information and documents regarding such Purchaser and the distribution of such Purchaser’s Registrable Securities as may reasonably be required to be disclosed in the registration statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdiction referred to in Section 4(d) herein. The Company’s obligations are also subject to the Purchaser promptly executing any representation letter concerning compliance with Regulation M under the Exchange Act (or any successor rule or regulation). If the Purchaser fails to provide all of the information required by this Section 5(c), the Company shall have no obligation to include his Registrable Securities in a registration statement or it may withdraw such Purchaser’s Registrable Securities from the registration statement without incurring any penalty or otherwise incurring liability to such Purchasers.

(d) If any such registration or comparable statement refers to a Purchaser by name or otherwise as a stockholder of the Company, but such reference to the Purchaser by name or otherwise is not required by the Securities Act, the rules thereunder or the written policy of the SEC Staff, then the Purchaser shall have the right to request the deletion of the reference to the Purchaser, as may be applicable.

(e) In connection with the sale of Registrable Securities, each Purchaser shall deliver to each purchaser in such sale a copy of any necessary prospectus and, if applicable, prospectus supplement, within the time required by Section 5(b) of the Securities Act.

(f) If the Registrable Securities are eligible for sale under Rule 144, the Purchasers shall sell the Registrable Securities under Rule 144 rather than the registration statement, and in such event the Company shall have no obligation to register such sale under this Agreement.

6. Registration Expenses. In connection with any registration of Registrable Securities pursuant to Sections 2 and 3, the Company shall, whether or not any such registration shall become effective, from time to time, pay all expenses (other than Selling Expenses) incident to its performance of or compliance, including, without limitation, all registration, and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, printing and copying expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants and other Persons retained by the Company.

7. Certain Limitations on Registration Rights. If, at any time prior to the effectiveness of any registration statement filed pursuant to this Agreement, if the Company determines to file a registration statement with the SEC for the public sale of its securities and the managing underwriter of such offering offers to purchase the Registrable Securities for its own account at the same price including underwriting discounts and applicable expenses as paid to the Company, the Purchaser shall either (i) elect to include its Registrable Securities being registered pursuant to this Agreement in the registration statement covering the sale of the Company’s securities, or (ii) immediately cease its public sales for a period of 90 days following the effective date of the registration statement covering the sale by the Company. Additionally, no Purchaser may participate in the registration statement relating to the sale by the Company of its Common Stock as provided above unless such Purchaser enters into an underwriting agreement with the managing underwriter and completes and/or executes all questionnaires, indemnities and other reasonable documents requested by the managing underwriter. A Purchaser shall be deemed to have agreed by acquisition of its Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities and to use its best efforts not to effect any such public sale or distribution of any other equity security of the Company (including any short sale) or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within 10 days before or 90 days after the effective date of such registration statement. In such event, the Purchaser shall, if requested, sign a customary market stand-off letter with the Company’s managing underwriter, and to comply with applicable rules and regulations of the SEC.

Notwithstanding any other provision of this Agreement to the contrary, if the SEC or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular registration statement, then the number of Registrable Securities to be registered on such registration statement will be reduced pro rata among the participating Purchasers based on their respective Registrable Securities as necessary to comply with such SEC Guidance or other requirement.

8. Allocation of Securities Included in Registration Statement. In the case of a registration pursuant to Section 7 for the Company’s account, if the Company’s managing underwriter shall advise the Company and the Purchasers in writing that the inclusion in any registration pursuant hereto of some or all of (a) the Registrable Securities sought to be registered by the Purchasers and securities offered by other holders, and (b) the Company’s securities sought to be registered creates a substantial risk that the proceeds or price per unit that will be derived from such registration will be reduced or that the number of securities to be registered is too large a number to be reasonably sold, (i) first, the number of Company securities sought to be registered shall be included in such registration, and (ii) next, the number of Registrable Securities offered by the Purchasers and securities offered by other holders shall be included in such registration to the extent permitted by the Company’s managing underwriter with the number of Registrable Securities and such other securities being registered determined on a pro-rata basis based on the number of Registrable Securities and securities the participating holders including the Purchasers desire to have registered; provided, however, that, if the Purchasers would be required pursuant to the provisions of this Section 8 to reduce the number of Registrable Securities that they may include in such registration, the Purchasers may withdraw all or any portion of their Registrable Securities from such registration and may resume selling shares under the registration statement (assuming it is effective) referred to in Section 3 after the 90-day lock-up period.

9. Rule 144. For one year from the date of this Agreement, the Company covenants that it will file the reports required to be filed under the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, in the event that the Company is not required to file such reports, it will make publicly available information as set forth in Rule 144(c)(2) promulgated under the Securities Act), and it will take such further action as the Purchasers may reasonably request, or to the extent required from time to time to enable the Purchasers to sell their Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC (collectively, “Rule 144”). Upon request of any Purchaser, the Company will deliver to such Purchaser a written statement as to whether it has complied with such requirements.

10. Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

12. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

13. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

14. Attorneys’ Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

15. Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

16. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

17. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

18. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

19. Force Majeure. The Company shall be excused from any delay in performance or for non-performance of any of the terms and conditions of this Agreement caused by any circumstances beyond its control, including, but not limited to, any Act of God, fire, flood, or government regulation, direction or request, or accident, interruption of telecommunications facilities, pandemic, labor dispute, unavoidable breakdown, civil unrest or disruption to the extent that any such circumstances affect the Company’s ability to perform its obligations under this Agreement or the ability of the SEC to perform its responsibilities under the Securities Act.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

THE COMPANY:

SMART POWERR CORP.

By:
Guohua Ku
Chief Executive Officer

PURCHASER:

Signature

Printed Name of Purchaser

Title of Authorized Signatory if Purchaser is a corporation or other entity